UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2019

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FDX	New York Stock Exchange
0.700% Notes due 2022	FDX 22B	New York Stock Exchange
1.000% Notes due 2023	FDX 23A	New York Stock Exchange
0.450% Notes due 2025	FDX 25A	New York Stock Exchange
1.625% Notes due 2027	FDX 27	New York Stock Exchange
1.300% Notes due 2031	FDX 31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    At the annual meeting of FedEx’s stockholders held on September 23, 2019, FedEx’s stockholders, upon the recommendation of the Board of Directors, approved the FedEx Corporation 2019 Omnibus Stock Incentive Plan (the “Plan”).

A summary of the Plan was included as part of Proposal 3 in FedEx’s definitive proxy statement filed with the Securities and Exchange Commission on August 12, 2019. The summary of the Plan contained in the proxy statement is qualified by and subject to the full text of the Plan, which was included as Appendix D to the proxy statement and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)    FedEx’s annual meeting of stockholders was held on September 23, 2019.

(b)    The stockholders took the following actions at the annual meeting:

Proposal 1: The stockholders elected twelve directors, each of whom will hold office until the annual meeting of stockholders to be held in 2020 and until his or her successor is duly elected and qualified. Each director received more votes cast “for” than votes cast “against” his or her election. The tabulation of votes with respect to each nominee for director was as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Frederick W. Smith	188,660,231	5,707,743	556,100	30,426,270
John A. Edwardson	188,171,506	6,562,155	190,412	30,426,270
Marvin R. Ellison	189,559,979	5,167,640	196,455	30,426,270
Susan Patricia Griffith	192,971,867	1,752,001	200,205	30,426,270
John C. (“Chris”) Inglis	189,984,230	4,745,840	194,004	30,426,270
Kimberly A. Jabal	192,219,635	2,517,509	186,930	30,426,270
Shirley Ann Jackson	179,770,514	14,973,418	180,142	30,426,270
R. Brad Martin	192,303,909	2,419,330	200,834	30,426,270
Joshua Cooper Ramo	192,182,069	2,547,524	194,481	30,426,270
Susan C. Schwab	189,295,699	5,442,788	185,587	30,426,270
David P. Steiner	190,909,207	3,697,073	317,793	30,426,270
Paul S. Walsh	176,231,359	18,306,940	385,775	30,426,270

Proposal 2: The compensation of FedEx’s named executive officers was approved, on an advisory basis, by stockholders. The tabulation of votes on this matter was as follows:

•	145,755,087 votes for (74.8% of the voted shares)

•	48,605,773 votes against (24.9% of the voted shares)

•	563,214 abstentions (0.3% of the voted shares)

•	30,426,270 broker non-votes

Proposal 3: The Plan was approved by stockholders. The tabulation of votes on this matter was as follows:

•	181,001,729 votes for (92.9% of the voted shares)

•	13,469,582 votes against (6.9% of the voted shares)

•	452,763 abstentions (0.2% of the voted shares)

•	30,426,270 broker non-votes

Proposal 4: The Audit Committee’s designation of Ernst & Young LLP as FedEx’s independent registered public accounting firm for the fiscal year ending May 31, 2020 was ratified by stockholders. The tabulation of votes on this matter was as follows:

•	221,752,796 votes for (98.4% of the voted shares)

•	3,250,962 votes against (1.4% of the voted shares)

•	346,586 abstentions (0.2% of the voted shares)

•	There were no broker non-votes for this item.

Proposal 5: A stockholder proposal requesting that FedEx provide a report, updated annually, disclosing information about the corporation’s lobbying activities and expenditures was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	50,516,164 votes for (25.9% of the voted shares)

•	143,504,166 votes against (73.6% of the voted shares)

•	903,743 abstentions (0.5% of the voted shares)

•	30,426,270 broker non-votes

Proposal 6: A stockholder proposal requesting that the Board of Directors provide a report describing opportunities for FedEx to encourage non-management employee representation on the Board was not approved by stockholders. The tabulation of votes on this matter was as follows:

•	7,594,513 votes for (3.9% of the voted shares)

•	185,681,853 votes against (95.3% of the voted shares)

•	1,647,708 abstentions (0.9% of the voted shares)

•	30,426,270 broker non-votes

SECTION 8. OTHER EVENTS.

Item 8.01.	Other Events.

Attached as Exhibit 99.2 and incorporated herein by reference is a copy of FedEx Corporation’s updated compensation arrangements with outside directors.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

99.1	FedEx Corporation 2019 Omnibus Stock Incentive Plan (filed as Appendix D to FedEx’s definitive proxy statement filed August 12, 2019, and incorporated herein by reference).

99.2	Compensation Arrangements with Outside Directors.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: September 23, 2019	By:	/s/ Mark R. Allen
Mark R. Allen
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	FedEx Corporation 2019 Omnibus Stock Incentive Plan (filed as Appendix D to FedEx’s definitive proxy statement filed August 12, 2019, and incorporated herein by reference).

99.2	Compensation Arrangements with Outside Directors.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

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